SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2006

Frezer, Inc.
(Exact Name of Company as Specified in Charter)

Nevada	000-51336	20-2777600

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1010 University Avenue, Suite 40, San Diego, California 92121
(Address of Principal Executive Offices, Zip Code)

Company’s telephone number, including area code: (619) 702-1404

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the Following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the Following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the exchange Act (17 CFR 240.13e-4(c)).

ITEM 4.01 CHANGES IN COMPANY'S CERTIFYING ACCOUNTANT.

(a) On August 7, 2006 Armando C Ibarra, CPA (“Ibarra”), the independent accountant of Frezer Inc. (the “Company”) who was engaged previously to audit the Company’s financial statements, declined to stand for re-election as the Company’s independent accountant.

Ibarra’s report of the Company’s financial statements for the fiscal year ended December 31, 2005 did not contain any adverse opinion or disclaimer of opinion, nor was modified as to uncertainty, audit scope, or accounting principles. The audit reports prepared by Ibarra for the fiscal year ending December 31, 2005 contained a paragraph with respect to the Company's ability to continue as a going concern.

During the most recent fiscal year ended December 31, 2005 and through the date of Ibarra’s decision not to stand for re-election as the Company’s independent accountant on July 26, 2006 August 7, 2006, there were no disagreements with Ibarra on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

In addition, there were no "reportable events" as described in Item 304(a)(1)(iv)(B)1 through 3 of Regulation S-B that occurred within the Company's most recent fiscal year and the subsequent interim period preceding Ibarra’s decision not to stand for re-election.

Ibarra’s decision not to stand for re-election was not recommended or approved by the Board of Directors, nor was such approval or recommendation required.

(b) Effective on August 7, 2006 the firm of Chang G. Park, CPA (“Park”) was engaged to serve as the new principal accountant to audit the Company's financial statements.

The engagement of Park as the new principal accountant to audit the Company's financial statements was approved by the Board of Directors of the Company.

During the Company's most recent fiscal year, and the subsequent interim period prior to engaging Park, neither the Company (nor someone on its behalf) consulted Park regarding any matter.

(c) The Company has provided Ibarra with a copy of the disclosures it is making in this Form 8-K and has requested Ibarra to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREZER INC.

By:	/s/ David R. Koos

David R. Koos, Chief Executive Officer, President and Chairman
Date: August 7, 2006